UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2026

Edgemode, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55647	47-4046237
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 E. Broward Blvd., Suite 1700, Ft. Lauderdale, FL 33301

(Address of Principal Executive Offices, and Zip Code)

(954) 380-3343

Registrant’s Telephone Number, Including Area Code

________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2026, the Board of Directors (the “Board”) of Edgemode, Inc. (the “Company”), in accordance with the Company’s bylaws, appointed Simon Kiero-Watson to fill the vacancy on the Board created by a prior director’s resignation from the Board in September 2025. He will serve as a director until the Company’s next annual meeting of stockholders or his earlier resignation or removal. Since April 2021, Mr. Kiero-Watson has served as the Head of Markets at Tokenise Group, an asset tokenization firm based in the United Kingdom. Additionally, since June 2018, Mr. Kiero-Watson has held several directorship positions, including as a member of the board of directors of the following entities: (i) London Court Limited, (ii) Tokenise Stock Exchange International Limited, (iii) Digiclear Limited, (iv) Tokenise Stock Exchange Limited and (v) Tokenise Stock Exchange Global Limited.

There is no arrangement or understanding between Mr. Kiero-Watson and any other persons pursuant to which Mr. Kiero-Watson was selected as a director. Further, there have been no transactions with the Company, and there are currently no proposed transactions with the Company, in which Mr. Kiero-Watson had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Pursuant to the form of the Independent Director Agreement between the Company and Mr. Kiero-Watson attached hereto as Exhibit 10.1, in consideration for his service as a director, Mr. Kiero-Watson will receive 10,000,000 shares of the Company’s restricted common stock and the Company has agreed to indemnify Mr. Kiero-Watson as permitted by the SEC and Nevada law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit #	Exhibit Description
10.1	Form of Independent Director Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edgemode, Inc.

Dated: May 5, 2026	By:	/s/ Charles Faulkner
	Name:	Charles Faulkner
	Title:	Chief Executive Officer

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